EXHIBIT 99.1

Execution Version

AGREEMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE (the “Agreement”), dated as of May 17, 2016 by and among Triangle USA Petroleum Corporation, a corporation duly organized and existing under the laws of the State of Colorado having its principal office at 1200 17th Street, Suite 2500, Denver, CO 80202 (the “Company”), Wilmington Trust, National Association, a national banking association duly organized and existing under the laws of the United States of America having a corporate trust office at 1110 North Market Street, 5th Floor, Wilmington, Delaware 19890 (“Successor Trustee”) and Wells Fargo Bank, National Association, a national banking association duly organized and existing under the laws of the United States of America having a corporate trust office at 625 Marquette Ave., MAC N9311-110, Minneapolis, MN 55402-2308 (“Resigning Trustee”).

RECITALS:

WHEREAS, there are currently $380,799,000.00 aggregate principal amount of the Company’s 6.75% Senior Notes due 2022 (the “Notes”) outstanding under an Indenture, dated as of July 18, 2014, by and among the Company, each of the Guarantors party thereto and Resigning Trustee (the “Base Indenture”), as supplemented by a Supplemental Indenture dated as of December 16, 2014 (the “Supplemental Indenture, and, together with the Base Indenture, the “Indenture”);

WHEREAS, the Company appointed Resigning Trustee as Trustee, Registrar, Paying Agent and Notes Custodian under the Indenture;

WHEREAS, the Trustee may at any time resign with respect to the Notes by giving written notice of such resignation to the Company, effective upon the acceptance by a successor Trustee of its appointment as a successor Trustee;

WHEREAS, if the Trustee shall resign, the Company shall promptly appoint a successor Trustee;

WHEREAS, any successor Trustee appointed in accordance with the Indenture shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment under the Indenture, and thereupon the resignation of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, and duties of the predecessor Trustee;

WHEREAS, Resigning Trustee has given written notice to the Company that it is resigning as Trustee, Registrar, Paying Agent and Notes Custodian under the Indenture;

WHEREAS, the Company desires to appoint Successor Trustee as successor Trustee, Registrar, Paying Agent and Notes Custodian to succeed Resigning Trustee in such capacities under the Indenture; and

WHEREAS, Successor Trustee is willing to accept such appointment as successor Trustee, Registrar, Paying Agent and Notes Custodian under the Indenture;

NOW, THEREFORE, the Company, Resigning Trustee and Successor Trustee, for and in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby consent and agree as follows:

1 THE RESIGNING TRUSTEE

1.1 Pursuant to Section 7.8 of the Indenture, Resigning Trustee has by letter notified the Company that Resigning Trustee is resigning as Trustee, Registrar, Paying Agent and Notes Custodian under the Indenture.

1.2 Resigning Trustee hereby represents and warrants to Successor Trustee that:

(a)

The Indenture, and each amendment and supplemental indenture thereto, if any, was duly authorized and validly and lawfully executed and delivered by the Resigning Trustee and is in full force and effect.

(b)

No covenant or condition contained in the Indenture has been waived by Resigning Trustee or, to the best knowledge of Resigning Trustee’s Trust Officers, by the Holders of the percentage in aggregate principal amount of the Notes required by the Indenture to effect any such waiver.

(c)

There is no action, suit or proceeding pending or, to the best knowledge of Resigning Trustee’s Trust Officers, threatened against Resigning Trustee before any court or any governmental authority arising out of any act or omission of Resigning Trustee as Trustee, Registrar, Paying Agent or Notes Custodian under the Indenture.

(d)	As of the Effective Date (as defined below) of this Agreement, Resigning Trustee will hold no moneys or property under the Indenture.
(e)

Pursuant to Section 2.2 of the Indenture, Resigning Trustee has duly authenticated and delivered $450,000,000.00 aggregate principal amount of Notes, $380,799,000.00 of which are outstanding as of the Effective Date hereof and interest has been paid through the most recent date on which interest is required to be paid in accordance with the terms of such Notes.

(f)	The registers in which it has registered and transferred registered Notes accurately reflect the aggregate principal amount of Notes issued and outstanding and the amounts payable thereon.
(g)

Each person who so authenticated the Notes was duly elected, qualified and acting as an officer or authorized signatory of Resigning Trustee and empowered to authenticate the Notes at the respective times of such authentication and the signature of such person or persons appearing on such Notes is each such person’s genuine signature.

(h)	This Agreement has been duly authorized, executed and delivered on behalf of Resigning Trustee and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.
(i)

No Trust Officer of Resigning Trustee has received notice from the Company or any Holder that a default or Event of Default has occurred and is continuing, and no Trust Officer of Resigning Trustee has actual knowledge that a default or Event of Default has occurred and is continuing under the Indenture.

1.3 Resigning Trustee hereby assigns, transfers, delivers and confirms to Successor Trustee all right, title and interest of Resigning Trustee in and to the trust under the Indenture and all the rights, powers, and duties of the Trustee under the Indenture, including, without limitation, all of its rights to, and all of its security interests in and liens upon, the collateral, if any, and all other rights of Resigning Trustee with respect to the collateral, if any, pursuant to the transaction documents.  Resigning Trustee shall execute and deliver such further instruments and shall do such other things as Successor Trustee may reasonably require so as to more fully and certainly vest and confirm in Successor Trustee all the rights, powers, and duties hereby assigned, transferred, delivered and confirmed to Successor Trustee as Trustee, Registrar, Paying Agent and Notes Custodian.

1.4 Resigning Trustee shall deliver to Successor Trustee, as of or promptly after the Effective Date hereof, originals, if available, or copies in its possession, of all of the documents listed on Exhibit A hereto.

2 THE COMPANY
2.1 The Company hereby accepts the resignation of Resigning Trustee as Trustee, Registrar, Paying Agent and Notes Custodian under the Indenture.

2.2 The Company hereby appoints Successor Trustee as Trustee, Registrar, Paying Agent and Notes Custodian under the Indenture to succeed to, and hereby vests Successor Trustee with, all the rights, powers, and duties of Resigning Trustee under the Indenture with like effect as if originally named as Trustee, Registrar, Paying Agent and Notes Custodian in the Indenture.

2.3 Promptly after the Effective Date of this Agreement, Successor Trustee, in accordance with Section 7.8 of the Indenture, shall cause a notice, substantially in the form of Exhibit B annexed hereto, to be sent to each Holder of the Notes in accordance with the provisions of Section 12.2 of the Indenture.

2.4 The Company hereby represents and warrants to Resigning Trustee and Successor Trustee that:

(a)	The Company is a corporation duly incorporated and existing pursuant to the laws of the State of Colorado.
(b)

The Indenture, and each amendment or supplemental indenture thereto, if any, was validly and lawfully executed and delivered by the Company and is in full force and effect and the Notes were validly issued by the Company.

(c)

The Company has performed or fulfilled prior to the date hereof, and will continue to perform and fulfill after the date hereof, each covenant, agreement, condition, obligation and responsibility under the Indenture.

(d)	No event has occurred and is continuing which is, or after notice or lapse of time would become, an Event of Default under the Indenture.
(e)

No covenant or condition contained in the Indenture has been waived by the Company or, to the best of the Company’s knowledge, by Holders of the percentage in aggregate principal amount of the Notes required to effect any such waiver.

(f)

There is no action, suit or proceeding pending or, to the best of the Company’s knowledge, threatened against the Company before any court or any governmental authority arising out of any act or omission of the Company under the Indenture.

(g)

The Company has, by a resolution which was duly adopted by the Board of Directors of the Company, and which is in full force and effect on the date hereof, authorized certain officers of the Company to:  (a) accept Resigning Trustee’s resignation as Trustee, Registrar, Paying Agent and Notes Custodian under the Indenture; (b) appoint Successor Trustee as Trustee, Registrar, Paying Agent and Notes Custodian under the Indenture; and (c) execute and deliver such agreements, including, without limitation, this Agreement and other instruments as may be necessary or desirable to effectuate the succession of Successor Trustee as Trustee, Registrar, Paying Agent and Notes Custodian under the Indenture. Furthermore, this Agreement has been duly authorized, executed and delivered on behalf of the Company and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

(h)

All conditions precedent relating to the appointment of Successor Trustee as Trustee, Registrar, Paying Agent and Notes Custodian under the Indenture that are required to be complied with by the Company have been so complied with by the Company.

3 THE SUCCESSOR TRUSTEE
3.1 Successor Trustee hereby represents and warrants to Resigning Trustee and to the Company that:

(a)	Successor Trustee is not disqualified under the provisions of Section 7.10 and is eligible under the provisions of Section 7.10 of the Indenture to act as Trustee under the Indenture.
(b)	This Agreement has been duly authorized, executed and delivered on behalf of Successor Trustee and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

3.2 Pursuant to Section 7.8 of the Indenture, Successor Trustee hereby accepts its appointment as successor Trustee, Registrar, Paying Agent and Notes Custodian under the Indenture and accepts the rights, powers, trusts, and duties of Resigning Trustee as Trustee, Registrar, Paying Agent and Notes Custodian under the Indenture, upon the terms and conditions set forth therein, with like effect as if originally named as Trustee, Registrar, Paying Agent and Notes Custodian under the Indenture.

3.3 References in the Indenture and the Notes to “office” or “corporate trust office” or other similar terms shall be deemed to refer to the designated corporate trust office of Successor Trustee, which is presently located at 1100 North Market Street, 5th Floor, Wilmington, Delaware 19890.

4 MISCELLANEOUS

4.1 Except as otherwise expressly provided herein or unless the context otherwise requires, all terms used herein which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

4.2 This Agreement and the resignation, appointment and acceptance effected hereby, including the appointment of the Successor Trustee as Paying Agent, Registrar and Notes Custodian with respect to the Notes, shall be effective as of the opening of business on May 31, 2016 (the “Effective Date”).

4.3 This Agreement does not constitute a waiver by any of the parties hereto of any obligation or liability which Resigning Trustee may have incurred in connection with its serving as Trustee, Paying Agent, Registrar or Notes Custodian under the Indenture or an assumption by Successor Trustee of any liability of Resigning Trustee arising out of a breach by Resigning Trustee prior to its resignation of its duties under the Indenture.  Successor Trustee shall have no liability or responsibility under or in connection with the Indenture or any related agreement for any period prior to the Effective Date of this Agreement or for any act or omission of Resigning Trustee or any of its agents under or in connection with the Indenture or any related agreement.

4.4 Resigning Trustee hereby acknowledges payment or provision for payment in full by the Company of compensation for all services rendered by Resigning Trustee in its capacity as Trustee, Registrar, Paying Agent and Notes Custodian under Section 7.7 of the Indenture and reimbursement in full by the Company of the expenses, disbursements and advances incurred or made by Resigning Trustee in its capacity as Trustee, Registrar, Paying Agent and Notes Custodian in accordance with the provisions of the Indenture.  Resigning Trustee acknowledges that it relinquishes any lien it may have upon all money or property held or collected by it to secure any amounts due it pursuant to the provisions of Section 7.7 of the Indenture.  This Agreement does not constitute a waiver or assignment by the Resigning Trustee of any compensation, reimbursement, expenses or indemnity to which it is or may be entitled pursuant to the Indenture.  The Company acknowledges its obligation set forth in Section 7.7 of the Indenture to indemnify Resigning Trustee against any loss, liability or expense incurred by it without gross negligence or willful misconduct on the part of Resigning Trustee in connection with the administration of the trust evidenced by the Indenture (which obligation shall survive the execution hereof).

4.5 The parties hereto agree to take reasonable action to confirm, evidence and perfect Successor Trustee's rights in, or with respect to, the collateral, if any, pursuant to the transaction documents.

4.6 This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

4.7 This Agreement may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.  The exchange of copies of this Agreement and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Agreement as to the parties hereto and may be used in lieu of the original Agreement for all purposes.  Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

4.8 The Company acknowledges that, in accordance with Section 326 of the USA Patriot Act, Successor Trustee, in order to help fight the funding of terrorism and prevent money laundering, is required to obtain, verify and record information that identifies each person or legal entity that establishes a relationship or opens an account with Successor Trustee.  The

Company agrees that it will provide Successor Trustee with such information as it may request in order for Successor Trustee to satisfy the requirements of the USA Patriot Act.

4.9 This Agreement sets forth the entire agreement of the parties with respect to its subject matter, and supersedes and replaces any and all prior contemporaneous warranties, representations or agreements, whether oral or written, with respect to the subject matter of this Agreement other than those contained in this Agreement.

4.10 The Company, Resigning Trustee and Successor Trustee hereby acknowledge receipt of an executed counterpart of this Agreement and the effectiveness thereof.

4.11 Unless otherwise provided herein, all notices, requests and other communications to any party hereunder shall be in writing (including facsimile and electronic transmission in PDF format) and shall be given to such party, addressed to it, as set forth below:

If to the Company:

Triangle USA Petroleum Corporation

1200 17th Street, Suite 2500
Denver, CO 80202
Attention: Michael Grijalva
Facsimile: 303-260-5080

Email:  mgrijalva@trianglepetroleum.com

If to Resigning Trustee:

Wells Fargo Bank, N.A.

625 Marquette Ave.

MAC 9311-110

Minneapolis, MN 55402-2308

Attention: Barry D. Somrock

Facsimile: 612-316-1014

Email: barry.d.somrock@wellsfargo.com

If to Successor Trustee:

Wilmington Trust, National Association

1110 North Market Street

5th Floor

Wilmington, Delaware 19890

Attention: Rita Marie Ritrovato

Facsimile: 302-636-4140

Email: rritrovato@wilmingtontrust.com

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

TRIANGLE USA PETROLEUM CORPORATION

By:	/s/ Michael Grijalva
Name: Michael Grijalva Title: Interim Chief Financial Officer

WELLS FARGO BANK, N.A.
as Resigning Trustee

By:	/s/ Barry D. Somrock
Name: Barry D. Somrock Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Successor Trustee

By:	/s/ Rita Marie Ritrovato
Name: Rita Marie Ritrovato Title: Assistant Vice President

EXHIBIT A

Documents to be delivered to Successor Trustee

1.	Executed copy of Indenture and each amendment and supplemental indenture thereto.
2.	File of closing documents from initial issuance.
3.	Collateral, if any, and related documents.
4.	Copies of the reports delivered by the Company pursuant to Section 3.10 of the Indenture.
5.	A copy of the most recent compliance certificate delivered pursuant to Section 3.15 of the Indenture.
6.

Certified list of Holders, including certificate detail and all “stop transfers” and the reason for such “stop transfers” (or, alternatively, if there are a substantial number of registered Holders, the computer tape reflecting the identity of such Holders).

7.

Copies of any official notices sent by the Trustee to Holders of the Notes pursuant to the terms of the Indenture during the past twelve months and a copy of the most recent Trustee’s annual report to Holders delivered pursuant to Section 7.6 of the Indenture, if such annual report was required to be delivered.

8.	List of any documents which, to the knowledge of Resigning Trustee, are required to be furnished but have not been furnished to Resigning Trustee.
9.	Trust account statements (asset & transaction) for the one-year period preceding the date of this Agreement.
10.	All unissued Note inventory and Global Notes.
11.	Notes debt service records and conversion records.
12.	Filed, stamped copies of all existing financing statements.

EXHIBIT B

NOTICE

To the Holders of 6.75% Senior Notes due 2022
(CUSIP #s 89600L AA8 and U89573 AA4)

of

Triangle USA Petroleum Corporation

         NOTICE IS HEREBY GIVEN, pursuant to Section 7.8 of the Indenture (the “Indenture”), dated as of July 18, 2014, as amended, by and among Triangle USA Petroleum Corporation, each of the subsidiary guarantors party thereto and Wells Fargo Bank, National Association (“Wells Fargo”), as Trustee, that Wells Fargo has resigned as trustee, registrar, paying agent and notes custodian under the Indenture.

Pursuant to Section 7.8 of the Indenture, Wilmington Trust, National Association (“Wilmington Trust”), a national banking association duly organized and existing under the laws of the United States of America, has accepted appointment as trustee, registrar, paying agent and notes custodian under the Indenture.  The address of the designated corporate trust office of the successor Trustee is 1100 North Market Street, 5th Floor, Wilmington, Delaware 19890.

Wells Fargo’s resignation as trustee, registrar, paying agent and notes custodian and Wilmington Trust’s appointment as successor trustee, registrar, paying agent and notes custodian were effective as of the opening of business on May 31, 2016.

Dated:

    __________ ___, 20__

Wilmington Trust, National Association